  NUMBER                       [PICTURE]                       SHARES

SRX
                                                              CLASS A
                                                           COMMON STOCK

                                                     INCORPORATED UNDER THE LAWS
                                                      OF THE STATE OF DELAWARE
[LOGO] SRA INTERNATIONAL, INC.
Honesty and Service         SRA International, Inc.    CUSIP 78464R 10 5
                                             SEE REVERSE FOR CERTAIN DEFINITIONS


THIS CERTIFIES THAT



IS THE OWNER OF

 FULLY PAID AND NON-ASSESSABLE SHARES OF CLASS A COMMON STOCK OF PAR VALUE $.004
                                       OF

SRA International, Inc. transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon the surrender of this Certificate properly endorsed.
     This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
     In Witness Whereof, the said Corporation has caused this Certificate to be facsimile signed by its duly authorized officers and to be facsimile sealed with the Seal of the Corporation.
Dated


/s/ Stephen C. Hughes                                 /s/ Ernst Volgenau
     SECRETARY                [SEAL]       PRESIDENT AND CHIEF EXECUTIVE OFFICER

                          COUNTERSIGNED AND REGISTERED:
                     AMERICAN STOCK TRANSFER & TRUST COMPANY
                                (NEW YORK, N.Y.)

                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR
                                                 BY
                                                           AUTHORIZED SIGNATURE

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     The Corporation has more than one class of stock authorized to be issued.
The Corporation will furnish without charge to each stockholder upon written request a copy of the full text of the preferences, voting powers, qualifications and special and relative rights of the shares of each class of stock (and any series thereof) authorized to be issued by the Corporation as set forth in the Certificate of Incorporation of the Corporation and amendments thereto filed with the Secretary of the State of Delaware.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common             UNIF GIFT MIN ACT- __________ Custodian __________
     TEN ENT - as tenants by the entireties                          (Cust)               (Minor)
     JT TEN  - as joint tenants with right                          under Uniform Gifts to Minors
               of survivorship and not as                           Act ____________________
               tenants in common                                               (State)

     Additional abbreviations may also be used though not in the above list.


     FOR VALUE RECEIVED, _________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
______________________________________


______________________________________


________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

______________________________________________________________________ Shares of
the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

________________________________________________________________________Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated __________________________

                                        X _______________________________

                                        X _______________________________
                                    NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                            MUST CORRESPOND WITH THE NAME(S) AS
                                            WRITTEN UPON THE FACE OF THE
                                            CERTIFICATE IN EVERY PARTICULAR,
                                            WITHOUT ALTERATION OR ENLARGEMENT OR
                                            ANY CHANGE WHATEVER.

Signature(s) Guaranteed:


By ________________________________________
THE SIGNATURE(S) MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN
APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.